UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
February 4, 2021

Rent-A-Center, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38047	45-0491516
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

5501 Headquarters Drive
Plano, Texas 75024
(Address of principal executive offices and zip code)

(972) 801-1100
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	RCII	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

On February 4, 2021, Rent-A-Center, Inc., a Delaware Corporation (the “Company”), issued a press release announcing the pricing of the previously announced offering by Radiant Funding SPV, LLC, a Delaware limited liability company and wholly-owned subsidiary of the Company (“Radiant”), of $450 million aggregate principal amount of 6.375% senior unsecured notes due 2029 (the “Notes”) to persons reasonably believed to be qualified institutional buyers in reliance on the exemption from registration provided by Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to certain non-U.S. persons in offshore transactions in reliance on Regulation S under the Securities Act (the “Offering”).

The Company intends to use the net proceeds from the Offering, together with borrowings under the Company’s asset based revolving credit facility and a new term loan facility, to finance the consideration required to effect its merger with Acima Holdings, LLC. The Offering is expected to close on February 17, 2021, subject to customary closing conditions.

The Offering is being made in a private transaction in reliance upon an exemption from the registration requirements of the Securities Act of 1933 only to persons reasonably believed to be “qualified institutional buyers” in accordance with Rule 144A under the Securities Act and to persons outside the United States in accordance with Regulation S under the Securities Act.

The press release does not and will not constitute an offer to sell or the solicitation of an offer to buy the Notes or any other securities, nor will there be any sale of the Notes or any other securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The Notes and related note guarantees have not been and will not be registered under the Securities Act or any state or other jurisdiction’s securities laws, and may not be offered or sold in the United States to, or for the benefit of, U.S. persons absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable securities laws of any state or other jurisdiction.

A copy of the press release announcing the pricing of the Notes is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01 Other Items

On February 4, 2021, Radiant and the Company entered into a purchase agreement (the "Purchase Agreement") with the subsidiary guarantors named therein (the "Guarantors") and J.P. Morgan Securities LLC, as representative for the several initial purchasers named therein (the "Initial Purchasers"). Pursuant to the Purchase Agreement, Radiant has agreed to sell to the Initial Purchasers, and the Initial Purchasers have agreed to purchase from Radiant, the Notes. The Purchase Agreement contains customary representations and warranties of the parties and indemnification and contribution provisions whereby Radiant, the Company and the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, have agreed to indemnify each other against certain liabilities. The Offering is expected to close on February 17, 2021, subject to customary closing conditions.

Cautionary Note Regarding Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements that involve risks and uncertainties. Such forward-looking statements generally can be identified by the use of forward-looking terminology such as "may," "will," "expect," "intend," "could," "estimate," "predict," "continue," "should," "anticipate," "believe," or “confident,” or the negative thereof or variations thereon or similar terminology. However, there can be no assurance that such expectations will occur. Factors that could cause or contribute to such material and adverse differences include, but are not limited to: (1) risks relating to the proposed transaction with Acima, including (i) the inability to obtain regulatory approvals required to consummate the transaction with Acima on the terms expected, at all or in a timely manner, (ii) the ability of the Company to obtain the required debt financing pursuant to its commitment letters and, if obtained, the potential impact of the additional debt on the Company’s leverage ratio, interest expense and other business and financial impacts and restrictions due to the additional debt, (iii) the failure of other conditions to closing the transaction and the ability of the parties to consummate the proposed transaction on a timely basis or at all, (iv) the failure of the transaction to deliver the estimated value and benefits expected by the Company, (v) the incurrence of unexpected future costs, liabilities or obligations as a result of the transaction, (vi) the effect of the announcement of the transaction on the ability of the Company or Acima to retain and hire personnel and maintain relationships with retail partners, consumers and others with whom the Company and Acima do business, (vii) the ability of the Company to successfully integrate Acima’s operations, (viii) the ability of the Company to successfully implement its plans, forecasts and other expectations with respect to Acima’s business after the closing and (ix) other risks and uncertainties inherent in a transaction of this size; (2) the impact of the COVID-19 pandemic and related government and regulatory restrictions issued to combat the pandemic, including adverse changes in such restrictions; (3) market conditions affecting the proposed offering; (4) changes in plans or timing relating to the proposed offering; (5) changes in macroeconomic and market conditions and market volatility (including developments and volatility arising from the COVID-19 pandemic), including interest rates and the effect on the credit markets and access to capital; and (6) the other risks detailed from time to time in the Company's SEC reports, including but not limited to, its Annual Report on Form 10-K for the year ended December 31, 2019 and in its subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Current Report on Form 8-K. Except as required by law, the Company is not obligated to publicly release any revisions to these forward-looking statements to reflect the events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated February 4, 2021, Rent-A-Center, Inc. Announces Pricing of $450 Million of 6.375% Senior Unsecured Notes Due 2029
104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENT-A-CENTER, INC.

Date: February 4, 2021	By:	/S/ Bryan Pechersky
Bryan Pechersky
Executive Vice President, General Counsel and Secretary